[Bankers Trust Company letterhead]

June 16, 1995



Bank of America National Trust and Savings Association
555 South Flower Street
5th Floor
No. 8510
Los Angeles, CA  90071

Bank of America
333 South Beaudry
25th Floor
Los Angeles, CA  90017
Attn: Mary Lee

     Re: Indenture dated as of June 15, 1986 between Wherehouse Entertainment, Inc. ("Company") and Bank of America National Trust and Savings Association ("Trustee"), as supplemented (the "Indenture"); terms used herein without definition shall have the meanings assigned to such terms in the Indenture

Dear Sir or Madam:

     Bankers Trust Company, as agent under that certain Credit Agreement dated as of June 11, 1992, as amended (the "Bank Credit Agreement") by and among WEI Holdings, Inc., Wherehouse Enter-tainment, Inc., the lenders party thereto, Bankers Trust Company, as agent ("Agent") and Heller Financial, Inc. as co-agent ("Co-Agent"), hereby notifies you that an Event of Default (as defined in the Bank Credit Agreement) exists and continues under the Bank Credit Agreement. A copy of a notice to Holdings and Company of that Event of Default is attached hereto.

     Accordingly, pursuant to Section 13.04 of the Indenture, Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property other than Common Stock of the Company. Pursuant to Section 13.12 of the Indenture, henceforth the Trustee may not make any payments on these Securities, including (without limitation) paying any interest on the Securities or converting any Securities into cash, until and unless the Company is authorized to resume payments on the Securities pursuant to Section 13.04 of the Indenture.

                         BANKERS TRUST COMPANY,
                         as Agent


                         By: /s/ Amelia Sea
                              ---------------------------
                         Title: Vice President



cc:  Wherehouse Entertainment, Inc.
     19701 Hamilton Avenue
     Torrance, CA  90502-1311
     Attn: President

     Hendrik de Jong, Esq.
     Latham & Watkins
     633 West Fifth Street
     Suite 4000
     Los Angeles, CA  90071

     Andrew Brownstein, Esq.
     Wachtell, Lipton, Rosen & Katz
     299 Park Avenue
     New York, NY  10171-0149

     Jerry E. Goldress
     WEI Holdings, Inc.
     Wherehouse Entertainment, Inc.
     19701 Hamilton Avenue
     Torrance, CA  90502

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[Bankers Trust Company letterhead]


June 16, 1995

Wherehouse Entertainment, Inc.
19701 Hamilton Avenue
Torrance, Ca  90502
Attn: Jerry E. Goldress


WEI Holdings, Inc.
19701 Hamilton Avenue
Torrance, CA  90502
Attn: Jerry E. Goldress


     Re: Credit Agreement Dated as of June 11, 1992, as amended (the "Credit Agreement"), by and among WEI Holdings, Inc. ("Holdings"), Wherehouse
          Entertainment, Inc. ("Borrower"), the lenders party thereto ("Lenders"), Bankers Trust Company as Agent ("Agent") and Heller Financial, Inc. as
          Co-Agent ("Co-Agent"); capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.



     As you have acknowledged, Holdings and Borrower are in default under the Credit Agreement as a result of (a) Holdings' and Borrower's failure to satisfy the requirements of Section 6.6B of the Credit Agreement for the fourth Fiscal Quarter of 1995, (b) Holdings' and Borrower's failure to satisfy the requirements of Sections 6.6A, B and C of the Credit Agreement for the first Fiscal Quarter of Fiscal Year 1996, and (c) Holdings' and Borrower's failure to satisfy the requirement of
Section 5.1(iii) to deliver an unqualified audit opinion with respect to the financial statements for Fiscal Year 1995. As a result of the foregoing defaults and as you have further acknowledged, Events of Default exist and are continuing under
Section 8.3 of the Credit Agreement which entitle the Lenders to declare the Obligations immediately due and payable.

                              BANKERS TRUST COMPANY
                              As Agent


                              By  /s/ Amelia Sea
                                   ----------------------
                              Title: Vice President

cc:  Wherehouse Entertainment, Inc.
     19701 Hamilton Avenue
     Torrance, CA  90502
     Attn: Jerry E. Goldress

     WEI Holdings, Inc.
     19701 Hamilton Avenue
     Torrance, CA  90502-1311
     Attn: Jerry E. Goldress

     Wachtell, Lipton, Rosen & Katz
     299 Park Avenue
     New York, NY  10171-0149
     Attn: Andrew Brownstein, Esq.

     Hendrik de Jong, Esq.
     Latham & Watkins
     633 West Fifth Street
     Suite 4000
     Los Angeles, CA  90071